IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc. Debtor	CASE NO. 2:13-BK-16127 (MCW)
	BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT
	MONTH OF: August 2014
	DATE PETITION FILED: 9/16/2013
	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT	FILED	7/1/2014	TO BE FILED	
DATE PLAN OF REORGANIZATION	FILED	7/1/2014	TO BE FILED	

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	9/24/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

	BANK ACCOUNTS					
	Operating	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	Total
	# 1311	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	70,602.13	124,000.00	10,000.00	30,000.00	267,407.33	502,009.46
RECEIPTS						
Cash Sales						-
Accounts Receivable						-
Loans and Advances						-
Sale of Assets	8,520.11					8,520.11
Transfers from Other DIP Accounts	-					-
Returned Wire - ADP Error	1,564.96					1,564.96
Refund of Nissan DIP Fees	-					-
Health Insurance Rebate	777.34					777.34
						-
						-
TOTAL RECEIPTS	10,862.41	-	-	-	-	10,862.41
DISBURSEMENTS						
Business - Ordinary Operations	8,378.25					8,378.25
Business - Labor Expenses	16,597.30					16,597.30
Capital Improvements						-
Pre-Petition Debt						-
Transfers to Other DIP Accounts	-					-
Other (attach list)						-
						-
						-
Reorganization Expenses:						-
Attorney Fees	36,684.00					36,684.00
Accountant Fees	-					-
Other Professional Fees	5,688.50					5,688.50
U. S. Trustee Quarterly Fee						-
Court Costs						-
						-
TOTAL DISBURSEMENTS	67,348.05	-	-	-	-	67,348.05
Balance at End of Month	14,116.49	124,000.00	10,000.00	30,000.00	267,407.33	445,523.82

*Information provided above should reconcile with bal

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	67,348.05
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	67,348.05

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	17,788.50	122,703.87	327,395.04
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	43,344.81	563,028.26	1,759,737.37
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	61,133.31	685,732.13	2,087,132.41
Income Before Non-operating Income and Expense	(61,133.31)	(685,732.13)	(1,934,736.58)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	4,691.24	(17,378.55)
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(8,750.00)	(83,056.33)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	(4,058.76)	(99,297.80)
Income Before Reorganization Expense	(62,227.06)	(689,790.89)	(2,034,034.38)
REORGANIZATION EXPENSES			
Professional Fees	156,121.01	1,053,332.66	3,063,546.15
U.S. Trustee Fees	1,733.33	24,266.66	25,891.66
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	(8,520.11)	(47,674.34)	(47,674.34)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	149,334.23	1,075,337.48	11,400,744.83
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(211,561.29)	(1,765,128.37)	(13,434,779.21)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
August 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services (credit issued in April)	-	33,525.00	39,325.00
Business Insurance	35,303.42	275,367.70	416,491.60
Dues & Subscriptions	-	3,175.20	6,098.85
Investor Relations	-	-	-
IP Licencing Agreement Fees	4,166.67	46,858.38	46,858.38
Legal Fees	-	-	10,604.67
License & Permits	-	311.19	689.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellanecus Expenses	1,835.81	29,241.20	59,931.56
Office Expenses (supplies, postage)	174.63	2,002.94	6,132.34
Parking	-	-	30.00
Payroll Expenses	18,427.12	240,917.09	616,870.68
Payroll Expense - Workers Comp Insurance	82.50	40,647.12	(3,920.77)
Equity Compensation	-	8,091.30	(11,417.48)
Less: Officer Compensation	(17,788.50)	(122,703.87)	(321,127.25)
Professional Fees (including equity based prof. fees)	1,051.38	(169.73)	899,704.82
Property Taxes	-	3,929.29	5,825.90
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	351.95	5,120.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	91.78	1,483.50	8,032.21
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	43,344.81	563,028.26	1,759,737.37

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
August 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	4,691.24	(17,378.55)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Expense
August 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending August 2014
Case Number: 2:13-BK-16127 (MCW)

	August 2014 **Current Period**	July 2014 **Prior Period**
Current assets:		
Unrestricted Cash	281,524	338,009
Restricted Cash	164,000	164,000
Receivables, net	31,203	31,203
Note Receivable	35,000	35,000
Taxes Receivable	13,431	13,431
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	435,966	471,351
Assets Held for Sale	187,500	187,500
Total current assets	1,148,624	1,240,495
Other assets:		
Intercompany Receivable (SCHED 4A)	90,086,670	90,086,220
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,086,670	90,086,220
Total assets	91,235,294	91,326,715
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	271,259	225,368
Accrued Taxes	-	-
Accrued Payroll	4,009	3,064
Accrued Legal	144,969	84,432
Intercompany Payable (SCHED 4A)	4,456,437	4,456,437
Accrued liabilities (SCHED 4B)	73,617	63,723
Total post-petition liabilities	4,950,290	4,833,025
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,059,980	1,059,980
Total Pre-Petition Liabilities	6,967,410	6,967,410
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(13,434,779)	(13,223,218)
Direct Changes to Equity (Employee Stock & Option Vesting)	(15,068)	(17,943)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	79,317,593.97	79,526,280.08
Total liabilities & equity	91,235,294	91,326,715

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,294,049.23)	(4,294,049.23)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,456,437.27)	(4,456,437.27)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,205,414.26	86,205,192.64
Due From Ecotality Stores, Inc.	3,846,155.72	3,845,926.72
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,086,670.29	90,086,219.67

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due From Electric Transportation Engineering Corp	81,911,365.03	81,911,143.41
Due From Ecotality Stores, Inc.	3,694,661.62	3,694,432.62
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	84,910,303.53	84,909,852.91

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Accrued Liabilities

August 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	8,750.00	7,656.25
Accrued Professional Fees	7,500.00	4,600.00
Misc. Accrual	57,366.86	51,466.86
	73,616.86	63,723.11

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Pre-Petition Liabilities

August 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	72,851.57	72,851.57
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,059,980.43	1,059,980.43

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable & Notes Rec	66,203.22		-	66,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	66,203.22	-	-	66,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	271,258.59	95,429.75	8,841.30	33,404.41	133,583.13
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	152,468.50	152,468.50	-	-	-
Secured Debt	-				
Other (SCHED 6B)	4,526,562.89	18,719.33	105,260.42	10,925.65	4,391,657.49
Total Post-Petition Liabilities	4,950,289.98	266,617.58	114,101.72	44,330.06	4,525,240.62

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Gross Payroll	-	85,605.47
Hind Ravi Brar	Expense Reimbursements		1,343.00
Murray Jones	Gross Payroll	-	32,385.57
Murray Jones	Expense Reimbursements		193.03
Susie Herrmann	Gross Payroll	14,230.80	174,132.61
Susie Herrmann	Expense Reimbursements	104.04	2,292.03
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		14,334.84	302,222.54

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	20,000.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	5,688.50	157,781.54
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	5,000.00	10,000.00
Total Payments to Professionals			10,688.50	297,735.07

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
August 2014

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	0.00	57,242.70	7,248.00	26,168.00	32,597.60	123,256.30
Antenna Group LLC	0.00	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	0.00	98.26	98.26
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	0.00	638.00	638.00
Board of Equalization	0.00	163.00	0.00	0.00	0.00	163.00
Bryan Cave LLP	0.00	0.00	0.00	0.00	7,011.40	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	0.00	61.19	61.19
City of Scottsdale-Post petition	0.00	31.00	0.00	0.00	0.00	31.00
Corporate Stock Transfer	0.00	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	0.00	1,347.34	1,347.34
Deleware Secretary of State	0.00	0.00	0.00	0.00	250.00	250.00
Dickinson Wright PLLC	0.00	4,689.50	1,593.30	0.00	0.00	6,282.80
Digital - The Fruth Group	0.00	0.00	0.00	0.00	190.77	190.77
Digital -The Fruth Group	0.00	0.00	0.00	0.00	970.74	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	0.00	37.33	37.33
Jennings,Strouss & Salmon, PLC	0.00	0.00	0.00	4,605.90	4,665.10	9,271.00
Kurtzman Carson Consultants LLC	0.00	4,640.01	0.00	0.00	0.00	4,640.01
M2M One	0.00	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	0.00	0.00	0.00	20,000.00	20,000.00
Merrill Communications	0.00	0.00	0.00	0.00	3,623.18	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	0.00	577.50	577.50
Nair & Co	0.00	311.38	0.00	278.41	-3,332.74	-2,742.95
NASDAQ OMX	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	0.00	28,035.50	0.00	2,352.10	7,200.70	37,588.30
Pioneer Title Agency	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	0.00	401.60	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	0.00	140.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	0.00	549.75	549.75
Susie Herrmann	0.00	316.66	0.00	0.00	0.00	316.66
TPG The Piacent Group, Inc.	0.00	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	0.00	0.00	0.00	0.00	1,000.00	1,000.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	0.00	0.00	287.07	287.07
TOTAL	0.00	95,429.75	8,841.30	33,404.41	133,583.13	271,258.59

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Post-Petition Liabilities
August 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	4,008.76	
Accrued Interest	8,750.00	7,656.25
Intercompany Payable	4,456,437.27	4,456,437.27
Misc. Accrual	57,366.86	51,466.86
	4,526,562.89	4,518,624.27

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers #PFUB-0B18463514	Workers Comp	02/25/14 - 02/25/15	Up front total prem $990 (minimum premium)
Travelers Policy # P6300B184635IND14	Comm Pkg Policy	05/01/14 - 05/01/15	Up front total prem $1,539
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: August 2014
Account # 1311
Bank Name: Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
08/15/2014	Bank of America	Bank Fees - Account Analysis	1,623.43
08/29/2014	ADP	Payroll Processing Fee	166.78
08/12/2014	ADP	Paryoll Taxes	4,615.37
08/14/2014	Akin Gump Strauss Hauer & Feld LLP	Bankruptcy Counsel	28,992.00
08/26/2014	ADP	Payroll Taxes	2,693.17
08/26/2014	RDG Filings	SEC Filings	740.00
		Total Cash/Electronic Disbursements	38,830.75

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7448	08/13/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	7,692.00
7449	08/13/2014	Susie Herrmann	Expense Reimbursement	104.04
7450	08/13/2014	Evers Robinson Ltd	Fee for 2012 Completed 401K Plan Audit	5,000.00
7451	08/13/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consultant	5,688.50
7452	08/13/2014	Phoenix Tree & Landscape	Landscape Mtce for Scottsdale Property	500.00
7453	08/13/2014	Susie Herrmann	Payroll PPE 8/3 and 8/10/14	4,609.32
7454	08/13/2014	Travelers	Business Insurance	244.00
7455	08/27/2014	Sharon Blackwell	PPE 08/11-08/17/14 (Part-Time Admin)	70.16
7456	08/27/2014	Susie Herrmann	Payroll PPE 8/17 and 8/24/14	4,609.28
Total checks listed on this page				28,517.30
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	67,348.05

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: August 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-